UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2004


                      Century Pacific Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


    Delaware                       0-16075                      86-0449546
--------------------------------------------------------------------------------
(State or other                  (Commission                  (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)


               4500 S. Lakeshore Dr., Suite 357, Tempe, AZ 85282
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 480-966-6115

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      CENTURY PACIFIC FINANCIAL CORPORATION

                                    FORM 8-K

                                TABLE OF CONTENTS

                                                                            PAGE

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS...........................   4
   Item 1.01 Entry into a Material Definitive Agreement....................   4
   Item 1.02 Termination of a Material Definitive Agreement................   4
   Item 1.03 Bankruptcy or Receivership....................................   4
SECTION 2 - FINANCIAL INFORMATION..........................................   5
   Item 2.01 Completion of Acquisition or Disposition of Assets............   5
   Item 2.02 Results of Operations and Financial Condition.................   5
   Item 2.03 Creation of a Direct Financial Obligation or an Obligation
             under an Off-Balance Sheet Arrangement of a Registrant........   5
   Item 2.04 Triggering Events that Accelerate or Increase a Direct
             Financial Obligation or an Obligation under an Off-Balance
             Sheet Arrangement.............................................   5
   Item 2.05 Costs Associated with Exit or Disposal Activities.............   5
   Item 2.06 Material Impairments..........................................   5
SECTION 3 - SECURITIES AND TRADING MARKETS.................................   5
   Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing    5
             Rule or Standard; Transfer of Listing.........................   5
   Item 3.02 Unregistered Sales of Equity Securities.......................   6
   Item 3.03 Material Modification of Rights to Security Holders...........   6
SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS........   6
   Item 4.01 Changes in Registrant's Certifying Accountant.................   6
   Item 4.02 Non-Reliance on Previously Issued Financial Statements or a
             Related Audit Report or Completed Interim Review..............   6
SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT............................   6
   Item 5.01 Changes in Control of Registrant..............................   6
   Item 5.02 Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers..................   6
   Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change
             in Fiscal Year................................................   6
   Item 5.04 Temporary Suspension of Trading Under Registrant's Employee
             Benefit Plans.................................................   6
   Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of
             a Provision of the Code of Ethics.............................   6
SECTION 6 - [RESERVED].....................................................   6
SECTION 7 - REGISTRATION FD DISCLOSURES....................................   6
   Item 7.01 Regulation FD Disclosures.....................................   6
SECTION 8 - OTHER EVENTS...................................................   7
   Item 8.01 Other Events..................................................   7
SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS..............................   7
   Item 9.01 Financial Statements and Exhibits.............................   7
SIGNATURES.................................................................   8

           CAUTIONARY STATEMENT REGARDING "FORWARD LOOKING STATEMENTS"

Statements contained in this filing that are not based on historical fact, including without limitation statements containing the words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" and similar words, constitute "forward-looking statements". These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. These factors include, among others, the following: general economic and business conditions, both nationally and in the regions in which Century Pacific Financial Corporation and its subsidiaries operate; technology changes; the competition we face; changes in our business strategy or development plans; existing governmental regulations and changes in, or our failure to comply with, governmental regulations; liability and other claims asserted against us; our ability or the ability of our third-party suppliers to take corrective action in a timely manner with respect to changing government regulations; and other factors referenced in our filings with the Securities and Exchange Commission.

GIVEN THESE UNCERTAINTIES, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS. Other than as required by law, we disclaim any obligation to update information concerning the factors mentioned above or to publicly announce the result of any revisions to any of the forward-looking statements contained in this filing to reflect future results, events or developments.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry Into a Material Definitive Agreement

On August 30, 2004, David L. Hadley, President of the Company, filed Articles of Incorporation for Century Pacific Holdings, Inc., a Nevada corporation, with Secretary of State of Nevada. On September 22, 2004, the Board of Directors authorized the president of the Company to negotiate the terms and conditions under which the Company would merge into the new Nevada corporation, subject to shareholder approval. The merger's purpose is to effect the change of domicile of the Company from the State of Delaware to the State of Nevada. The Board of Directors of the Company has determined that the merger and change of domicile is not advisable and thus the Company has abandoned the merger and all further matters related thereto.

On December 8, 2004, the President and Director of the Company, David L. Hadley ("Hadley") and Natural Technologies,Inc., an Arizona corporation ("NTI")(Hadley and NTI are referred to herein collectively as the "Shareholders") entered into that certain Securities Purchase Agreement, (the "Stock Purchase Agreement"), with Keating Reverse Merger Fund, L.L.C. ("Keating") whereby Keating agreed to purchase and the Shareholders agreed to sell an aggregate of 5,625,287 shares of the common stock of the Company held collectively by the Shareholders (the "Shares") for a purchase price of $375,000 (the "Purchase Price").

The Stock Purchase Agreement is subject to the Shareholders, the Company and Global Technologies, Inc., an Arizona corporation, and wholly owned subsidiary of the Company("Global") entering into an Assignment and Assumption Agreement (the "Assumption Agreement") which will provide among other things:

(1) the Company transferring all of its assets (excluding the common stock of Global) to Global;
(2) the Company transferring all of the shares of its other wholly-owned subsidiaries, Century Pacific Financial Corp. and Century Pacific Investment Management Corporation, both of which are currently inactive, to Global; and
(3) Global assuming all liabilities of the Company and indemnifying the Company for all of the liabilities of the Company.

Following the completion of the transactions contemplated under the Assumption Agreement, and as a condition of the closing of the Stock Purchase Agreement, and subject to the approval by the Company's board of directors, the Company will distribute all 7,925,021 shares of common stock of Global owned of record and beneficially by the Company (the "Global Shares") pro rata to the Company's stockholders of record (the "Distribution").

Item 1.02  Termination of a Material Definitive Agreement

Not Applicable

Item 1.03  Bankruptcy or Receivership

Not Applicable

SECTION 2 - FINANCIAL INFORMATION

Item 2.01  Completion of Acquisition or Disposition of Assets

The Stock Purchase Agreement is subject to the Shareholders, the Company and Global Technologies, Inc., an Arizona corporation, and wholly owned subsidiary of the Company("Global") entering into an Assignment and Assumption Agreement (the "Assumption Agreement") which will provide among other things:

(1) the Company transferring all of its assets (excluding the common stock of Global) to Global;
(2) the Company transferring all of the shares of its other wholly-owned subsidiaries, Century Pacific Financial Corp. and Century Pacific Investment Management Corporation, both of which are currently inactive, to Global; and
(3) Global assuming all liabilities of the Company and indemnifying the Company for all of the liabilities of the Company.

Following the completion of the transactions contemplated under the Assumption Agreement, and as a condition of the closing of the Stock Purchase Agreement, and subject to the approval by the Company's board of directors, the Company will distribute all 7,925,021 shares of common stock of Global owned of record and beneficially by the Company (the "Global Shares") pro rata to the Company's stockholders of record as of a date to be set by the board of directors (the "Distribution").

Item 2.02  Results of Operations and Financial Condition

Not Applicable

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Not Applicable

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Not Applicable

Item 2.05  Costs Associated with Exit or Disposal Activities

Not Applicable

Item 2.06  Material Impairments

Not Applicable

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Not Applicable

Item 3.02  Unregistered Sales of Equity Securities

On December 13, 2004 a meeting was held by the Board of Directors in which it was resolved that 2,470,000 shares of restricted common stock shall be paid to Mr. Hadley as compensation for the unpaid salary.

Item 3.03  Material Modification of Rights to Security Holders

Not Applicable

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant

Not Applicable

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Not Applicable

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01  Changes in Control of Registrant

Not Applicable

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Not Applicable

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

Not Applicable

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not Applicable

SECTION 6 - [RESERVED]

SECTION 7 - REGISTRATION FD DISCLOSURES

Not Applicable

Item 7.01  Regulation FD Disclosure

Not Applicable

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

Mr. Hadley has been serving as the president of the Company under a contract for an annual salary of $60,000 plus an annual bonus of at least $25,000for the last two years. All transactions between Mr. Hadley and the Company have been reported in filings made by the Company with the Securities and Exchange Commission. Mr. Hadley has accrued $125,000 in unpaid salaries and bonuses over the last two years and this accrued compensation shall be paid before December31, 2004. Therefore, on December 13, 2004 a meeting was held by the Board of Directors in which it was resolved that 2,470,000 shares of restricted common stock shall be paid to Mr. Hadley as compensation for the unpaid salary.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Registrant:    Century Pacific Financial Corporation

Date:  February 1, 2005
                                           /s/ David L. Hadley
                                           -------------------------------------
                                            David L. Hadley
                                            President